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                       Supplement dated January 28, 2008

                                      to

                        Prospectuses dated May 1, 2007

This Supplement is to accompany the prospectuses for flexible premium variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") and John Hancock Life Insurance Company of New York ("John Hancock New York") entitled "Protection VUL."

Add the following to the table of Rider Charges in the John Hancock USA prospectus:

                                 Rider Charges

Charge                                  When Charge is Deducted Amount Deducted
------                                  ----------------------- ---------------
Overloan Protection Rider /(6)/........ at exercise of benefit
   Minimum.............................                              0.04%
   Maximum.............................                              8.00%

/(6)/ The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .04% (currently .04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and either the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

Add the following to the table of Rider Charges in the John Hancock New York prospectus:

                                 Rider Charges

Charge                                  When Charge is Deducted Amount Deducted
------                                  ----------------------- ---------------
Overloan Protection Rider /(3)/........ at exercise of benefit
   Minimum.............................                              0.04%
   Maximum.............................                              8.00%

/(3)/ The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .04% (currently .04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and either the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

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Add the following to the end of the section entitled "Optional supplementary benefit riders you can add" in the John Hancock USA and John Hancock New York prospectuses:

   Overloan Protection Rider. This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

   When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

   When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

PVUL Prod Supp 1/08